Business combination (Tables)	12 Months Ended
Dec. 31, 2025
Business combination
Schedule of assets acquired and liabilities assumed in the business combination

Amount
US$
Fair value of issuance of Class A Ordinary Shares for acquisition of Ziitech	2,320
Fair value of non-controlling interests(i)	4,851
Total	7,171
Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents	152
Accounts receivable, net	315
Inventories	142
Prepayments and other current assets	36
Intangible assets, net	3,847
Property, equipment and software, net	10
Operating right-of-use assets, net	124
Other non-current assets	31
Accounts payable	(102)
Accrued expenses and other liabilities	(946)
Operating lease liabilities, current	(86)
Deferred tax liabilities	(65)
Operating lease liabilities, non-current	(46)
Goodwill(ii)	3,759
Total	7,171

(i) Non-controlling interests mainly represent the interests allocated to shareholders with 75% equity interest in Ziitech. Fair value of the non-controlling interests was estimated with reference to the purchase price per share as of the acquisition date, with assistance of independent appraiser.

(ii) Goodwill represents the excess of the purchase price over the fair value of the identifiable assets acquired and liabilities assumed in the acquisition. Goodwill primarily represents the expected synergies from combining operations of Ziitech in Australia with those of the Group. The goodwill is not deductible for tax purposes.